UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: February 18, 2011
(Date of earliest event reported)

NATURAL RESOURCES USA CORPORATION
(Exact name of registrant as specified in its charter)

000-15474
(Commission File Number)

Utah	87-0403973
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3200 County Road 31, Rifle, Colorado 81650
(Address of principal executive offices, including zip code)

(214) 253-2556
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Natural Resources is aware that a technical error occurred at FINRA today  related to our change in fiscal year end.  The error led FINRA to indicate that we were deficient with our SEC filings.  We believe the error has been addressed and will be rectified by the open of business on Tuesday, February 22, 2011.

As previously announced, Natural Resources changed its fiscal year end from June 30 to December 31 and expects to file its transition report on Form 10-K by March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCES USA CORPORATION (Registrant)

Date: February 18, 2011
	By:	/s/ Robert van Mourik
	Name:	Robert van Mourik
	Title:	Chief Financial Officer